Exhibit 10.2

Mr. Richard Cleys

Peters Creek Court

Simpsonville, SC 29681

SCANSOURCE, INC.

AMENDMENT TO STOCK OPTION AGREEMENTS AND

PROMISE TO MAKE CASH PAYMENT

November 6, 2007

Dear Rich,

ScanSource, Inc., a South Carolina corporation (“ScanSource”) has determined that certain of your stock options were granted, for accounting purposes, with an exercise price that is less than the fair market value of the ScanSource common stock subject to such options on the applicable “measurement date” (which is not necessarily the same as the “grant date” set forth on your option agreement). As a result, these stock options will be subject to potentially adverse personal tax consequences under Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended.

ScanSource is offering to amend the exercise price of your eligible options (as identified on the schedule on the last page of this agreement) (the “Eligible Options”) to increase the exercise price of the Eligible Portion(s) (as defined below) to the fair market value of the common stock on the date that was determined to be the measurement date for accounting purposes for such options (the “Corrected Exercise Price”) and, in conjunction therewith, to make certain cash payments to you as described below. Such options will be amended as of the date of this agreement. These Eligible Options, if already vested or once vested in accordance with the terms of grant, are exercisable at the amended exercise price as listed on the schedule on the last page of this agreement.

Only certain portions of your Eligible Options will be amended. The portion of an Eligible Option that will be amended has both of the following characteristics (the “Eligible Portion”):

•	the portion of the Eligible Option that vested after, or is scheduled to vest after, December 31, 2004; and

•	the portion of the Eligible Option that is still outstanding and unexercised as of the date of this agreement.

Please note that the portions of Eligible Options that (A) are considered “Grandfathered Options” (defined below), (B) have already been exercised, (C) have expired or otherwise been cancelled or (D) are beneficially owned by someone other than you, will not be amended. A “Grandfathered Option” is the portion of an Eligible Option that was vested as of December 31, 2004. Any amendment of the Eligible Portions of your Eligible Options will not affect the remaining portions of your Eligible Options.

In exchange for your agreement to amend your outstanding Eligible Options to raise the exercise price as indicated on the schedule on the last page of this agreement, ScanSource hereby promises to pay you:

A. A special cash payment in the amount described on the schedule on the last page of this agreement (the “Make Whole Payment”). The Make Whole Payment is an amount equal to the difference between the Corrected Exercise Price per share of your Eligible Options and the original exercise price per share of your Eligible Options multiplied by the number of shares subject to the Eligible Portions of your Eligible Options. Your Make Whole Payment will be paid, less applicable tax withholding, promptly on or before your first regular payroll date in January 2008. This payment is not subject to vesting or forfeiture.

B. Additional amounts to make you whole with respect to any penalty incurred by you under Section 409A with respect to such options (including in future periods), less applicable tax withholding.

The payment referenced in A. and B. above will be “grossed up” to reimburse you for Medicare tax obligations arising from such payments. The payment referenced in B. will also be “grossed up” to reimburse you for federal and state income tax obligations arising from such payments.

This agreement acts as an amendment to each of your Eligible Options. Each Eligible Option that is amended pursuant to this agreement will have the same material terms and conditions as it did prior to the amendment, including the same vesting schedule and expiration date, except that the Eligible Portions of the Eligible Options will have a new exercise price. To the extent not amended by this agreement, your Eligible Options will continue to be subject to the terms and conditions of the 1997 Stock Incentive Plan, as amended, or the Amended and Restated 2002 Long-Term Incentive Plan, as amended, as applicable under which the original options were granted.

By signing my name on the last page hereto, I understand and agree to all of the following:

1. I hereby consent to the amendment by ScanSource to amend my Eligible Options in accordance with the terms set forth in this agreement. My Eligible Options consist of the portions of the options granted to me under ScanSource, Inc.’s 1997 Stock Incentive Plan, as amended, or the Amended and Restated 2002 Long-Term Incentive Plan, as amended, that have the grant dates and exercise prices per share listed on the schedule on the last page of this agreement and that (i) were unvested as of December 31, 2004 and (ii) will be outstanding and unexercised as of the date of this agreement. My Eligible Options will be amended as of the date of this agreement to have an adjusted exercise price per share listed on the schedule on the last page of this agreement. Except for such adjusted exercise price, all the terms and provisions of my amended Eligible Options will be the same as in effect immediately before the amendment.

2. I will also receive (A) the Make Whole Payment as listed on the schedule on the last page of this agreement. This Make Whole Payment, less any applicable tax withholdings, will be made on or before my first regular payroll date following January 1, 2008, and (B) additional amounts to make me whole with respect to any penalty incurred by me under Section 409A with respect to such options (including in future periods), less applicable tax withholding. The amounts referenced in (A) and (B) will be “grossed up” to reimburse Medicare tax obligations arising from such payments. The amount referenced to in (B) will also be “grossed up” to reimburse me for federal and state income tax obligations arising from such payments.

3. My consent hereto will constitute my acceptance of all of the terms and conditions of this agreement and this agreement will constitute a binding agreement between ScanSource and me.

4. I am the registered holder of the Eligible Options amended hereby, and my name and other information appearing on page 1 and the last page of this agreement are true and correct.

5. ScanSource cannot give me legal, tax or investment advice with respect to my Eligible Options and has advised me to consult with my own legal, tax and investment advisors as to the consequences of amending or not amending my Eligible Options.

6. I understand that neither ScanSource nor the board of directors of ScanSource is making any recommendation as to whether I should consent to this amendment of my Eligible Options, and that I must make my own decision whether to consent to this amendment of my Eligible Options, taking into account my own personal circumstances and preferences.

This agreement reflects the entire agreement between you and ScanSource with respect to this transaction. This agreement may be amended only by means of a writing signed by you and an authorized officer of ScanSource.

ScanSource, Inc.

Schedule of Amended Options and Cash Payments

The following is the schedule of your amended options:

Grant Date	Total Number of Shares Originally Granted under the Option	Total Number of Shares Outstanding under the Option as of November 7, 2007	Number of Shares Subject to Eligible Portion of the Eligible Options	Original Exercise Price Per Share	Adjusted Exercise Price Per Share if Amended	Difference between Original Exercise Price and Adjusted Exercise Price	Potential Make Whole Cash Payment if Amended
1/2/2004	6,326	6,326	6,326	$23.06	$23.33	$0.27	$1,708.02
1/2/2004	8,674	8,674	8,674	$23.06	$23.33	$0.27	$2,341.98
1/5/2005	6,664	6,664	6,664	$29.70	$33.92	$4.22	$28,122.08
1/5/2005	3,336	3,336	3,336	$29.70	$33.92	$4.22	$14,077.92
1/5/2006	5,300	5,300	5,300	$27.48	$29.44	$1.96	$10,388.00
1/5/2006	2,700	2,700	2,700	$27.48	$29.44	$1.96	$5,292.00

SCANSOURCE, INC.

By:	/s/ John J. Ellsworth
Name:	John J. Ellsworth
Title:	General Counsel & Corporate Secretary

ACCEPTED BY:

/s/ Richard P. Cleys
[ ]

*	The amount reflected does not include an additional “gross-up” amount that will be paid to you to reimburse you for Medicare tax obligations arising from such payment. It also does not reflect any payment to you to make you whole with respect to any penalty incurred by you under Section 409A with respect to such options (and related “gross-up” amounts therefor).

Mr. Bobby McLain

2 Riva Ridge Way

Greenville, SC 29681

SCANSOURCE, INC.

AMENDMENT TO STOCK OPTION AGREEMENTS AND

PROMISE TO MAKE CASH PAYMENT

November 6, 2007

Dear Bobby,

ScanSource, Inc., a South Carolina corporation (“ScanSource”) has determined that certain of your stock options were granted, for accounting purposes, with an exercise price that is less than the fair market value of the ScanSource common stock subject to such options on the applicable “measurement date” (which is not necessarily the same as the “grant date” set forth on your option agreement). As a result, these stock options will be subject to potentially adverse personal tax consequences under Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended.

ScanSource is offering to amend the exercise price of your eligible options (as identified on the schedule on the last page of this agreement) (the “Eligible Options”) to increase the exercise price of the Eligible Portion(s) (as defined below) to the fair market value of the common stock on the date that was determined to be the measurement date for accounting purposes for such options (the “Corrected Exercise Price”) and, in conjunction therewith, to make certain cash payments to you as described below. Such options will be amended as of the date of this agreement. These Eligible Options, if already vested or once vested in accordance with the terms of grant, are exercisable at the amended exercise price as listed on the schedule on the last page of this agreement.

Only certain portions of your Eligible Options will be amended. The portion of an Eligible Option that will be amended has both of the following characteristics (the “Eligible Portion”):

•	the portion of the Eligible Option that vested after, or is scheduled to vest after, December 31, 2004; and

•	the portion of the Eligible Option that is still outstanding and unexercised as of the date of this agreement.

Please note that the portions of Eligible Options that (A) are considered “Grandfathered Options” (defined below), (B) have already been exercised, (C) have expired or otherwise been cancelled or (D) are beneficially owned by someone other than you, will not be amended. A “Grandfathered Option” is the portion of an Eligible Option that was vested as of December 31, 2004. Any amendment of the Eligible Portions of your Eligible Options will not affect the remaining portions of your Eligible Options.

In exchange for your agreement to amend your outstanding Eligible Options to raise the exercise price as indicated on the schedule on the last page of this agreement, ScanSource hereby promises to pay you:

A. A special cash payment in the amount described on the schedule on the last page of this agreement (the “Make Whole Payment”). The Make Whole Payment is an amount equal to the difference between the Corrected Exercise Price per share of your Eligible Options and the original exercise price per share of your Eligible Options multiplied by the number of shares subject to the Eligible Portions of your Eligible Options. Your Make Whole Payment will be paid, less applicable tax withholding, promptly on or before your first regular payroll date in January 2008. This payment is not subject to vesting or forfeiture.

B. Additional amounts to make you whole with respect to any penalty incurred by you under Section 409A with respect to such options (including in future periods), less applicable tax withholding.

The payment referenced in A. and B. above will be “grossed up” to reimburse you for Medicare tax obligations arising from such payments. The payment referenced in B. will also be “grossed up” to reimburse you for federal and state income tax obligations arising from such payments.

This agreement acts as an amendment to each of your Eligible Options. Each Eligible Option that is amended pursuant to this agreement will have the same material terms and conditions as it did prior to the amendment, including the same vesting schedule and expiration date, except that the Eligible Portions of the Eligible Options will have a new exercise price. To the extent not amended by this agreement, your Eligible Options will continue to be subject to the terms and conditions of the 1997 Stock Incentive Plan, as amended, or the Amended and Restated 2002 Long-Term Incentive Plan, as amended, as applicable under which the original options were granted.

By signing my name on the last page hereto, I understand and agree to all of the following:

1. I hereby consent to the amendment by ScanSource to amend my Eligible Options in accordance with the terms set forth in this agreement. My Eligible Options consist of the portions of the options granted to me under ScanSource, Inc.’s 1997 Stock Incentive Plan, as amended, or the Amended and Restated 2002 Long-Term Incentive Plan, as amended, that have the grant dates and exercise prices per share listed on the schedule on the last page of this agreement and that (i) were unvested as of December 31, 2004 and (ii) will be outstanding and unexercised as of the date of this agreement. My Eligible Options will be amended as of the date of this agreement to have an adjusted exercise price per share listed on the schedule on the last page of this agreement. Except for such adjusted exercise price, all the terms and provisions of my amended Eligible Options will be the same as in effect immediately before the amendment.

2. I will also receive (A) the Make Whole Payment as listed on the schedule on the last page of this agreement. This Make Whole Payment, less any applicable tax withholdings, will be made on or before my first regular payroll date following January 1, 2008, and (B) additional amounts to make me whole with respect to any penalty incurred by me under Section 409A with respect to such options (including in future periods), less applicable tax withholding. The amounts referenced in (A) and (B) will be “grossed up” to reimburse Medicare tax obligations arising from such payments. The amount referenced to in (B) will also be “grossed up” to reimburse me for federal and state income tax obligations arising from such payments.

3. My consent hereto will constitute my acceptance of all of the terms and conditions of this agreement and this agreement will constitute a binding agreement between ScanSource and me.

4. I am the registered holder of the Eligible Options amended hereby, and my name and other information appearing on page 1 and the last page of this agreement are true and correct.

5. ScanSource cannot give me legal, tax or investment advice with respect to my Eligible Options and has advised me to consult with my own legal, tax and investment advisors as to the consequences of amending or not amending my Eligible Options.

6. I understand that neither ScanSource nor the board of directors of ScanSource is making any recommendation as to whether I should consent to this amendment of my Eligible Options, and that I must make my own decision whether to consent to this amendment of my Eligible Options, taking into account my own personal circumstances and preferences.

This agreement reflects the entire agreement between you and ScanSource with respect to this transaction. This agreement may be amended only by means of a writing signed by you and an authorized officer of ScanSource.

ScanSource, Inc.

Schedule of Amended Options and Cash Payments

The following is the schedule of your amended options:

Grant Date	Total Number of Shares Originally Granted under the Option	Total Number of Shares Outstanding under the Option as of November 6, 2007	Number of Shares Subject to Eligible Portion of the Eligible Options	Exercise Price Per Share Prior to Amendment	Adjusted Exercise Price Per Share as Amended	Cash Make Whole Payment*
1/2/2004	4,400	4,400	4,400	$23.06	$24.73	$7,348.00
1/5/2005	3,200	3,200	3,200	$29.70	$33.92	$13,504.00
1/5/2006	3,200	3,200	3,200	$27.48	$29.44	$6,272.00

SCANSOURCE, INC.

By:	/s/ John J. Ellsworth
Name:	John J. Ellsworth
Title:	General Counsel & Corporate Secretary

ACCEPTED BY:

/s/ Robert S. McClain
[ ]

*	The amount reflected does not include an additional “gross-up” amount that will be paid to you to reimburse you for Medicare tax obligations arising from such payment. It also does not reflect any payment to you to make you whole with respect to any penalty incurred by you under Section 409A with respect to such options (and related “gross-up” amounts therefor).